Loans and The Allowance for Loan Losses	12 Months Ended
Dec. 31, 2011
Loans and Allowance For Loan Losses [Abstract]
Loans and The Allowance for Loan Losses
Note 3 – Loans and The Allowance for Loan Losses

Net loans at December 31, 2011 and 2010 consist of the following:

	2011	2010
	(In Thousands)
Real estate loans:
Secured by one-to-four-family residences	$113,538	$102,295
Secured by multi-family residences	1,333	1,165
Construction	938	652
Commercial	1,489	1,395
Home equity lines of credit	9,425	8,900
Other loans	64	73

Total Loans	126,787	114,480

Net deferred loan origination costs	366	381
Allowance for loan losses	(411)	(384)
Net Loans	$126,742	$114,477

The loan portfolio is segmented into commercial and consumer loans. Commercial loans consist of a commercial real estate class. Consumer loans consist of the following classes: residential real estate secured by one-to-four-family residences, residential real estate secured by multi-family residences, construction, home equity lines of credit, and other loans.

The Company’s primary lending activity is the origination of one-to-four-family residential real estate mortgage loans.  At December 31, 2011 $113.5 million, or 89.5%, of the total loan portfolio consisted of one-to-four-family residential real estate mortgage loans compared to $102.3 million, or 89.3%, of the total loan portfolio at December 31, 2010.  The Bank offers fixed-rate and adjustable-rate residential real estate mortgage loans with maturities of up to 30 years and maximum loan amounts generally of up to $750,000.

The Company currently offers fixed-rate conventional mortgage loans with terms of up to 30 years that are fully amortizing with monthly loan payments, and adjustable-rate mortgage loans that provide an initial fixed interest rate for one, three, five, seven or ten years and that amortize over a period of up to 30 years.  The Company originates fixed-rate mortgage loans with terms of less than 15 years, but at rates applicable to 15-year loans.  The Company originates fixed-rate bi-weekly mortgage loans with terms of up to 30 years that are fully amortizing with bi-weekly loan payments, and “interest only” loans where the borrower pays interest for an initial period (ten years) after which the loan converts to a fully amortizing loan.

Management actively monitors the interest rate risk position to determine the desired level of investment in fixed-rate mortgages.  Depending on market interest rates and the Bank’s capital and liquidity position, all newly originated longer term fixed-rate residential mortgage loans may be retained, or, all or a portion of such loans may be sold in the secondary mortgage market to government sponsored entities such as Freddie Mac or other purchasers.

The Company originates residential, first mortgage loans with the assistance of computer-based underwriting engines licensed from Fannie Mae and/or Freddie Mac. Appraisals of real estate collateral are contracted directly with independent appraisers and not through appraisal management companies. The Bank’s appraisal management policy and procedure is in accordance with all rules and best practice guidance from the Bank’s primary regulator. Credit scoring, using FICO is employed in the ultimate, judgmental credit decision by the Bank’s underwriting staff. The Company does not use third party contract underwriting services. Residential mortgage loans include fixed and variable interest rate loans secured by one-to-four-family homes generally located in Monroe, Ontario, and Wayne Counties of New York State. The Bank’s ability to be repaid on such loans is closely linked to the economic and real estate market conditions in this region. Underwriting policies generally adhere to Fannie Mae and Freddie Mac guidelines for loan requests of conforming and non-conforming amounts. In deciding whether to originate each residential mortgage, the Bank considers the qualifications of the borrower as well as the value of the underlying property. During 2011 and 2010, the Bank elected to sell many of its fixed-rate loan originations due to the low level of market interest rates and the Bank’s desire to manage the credit and interest rate risk inherent in the balance sheet by minimizing the additions of such long-term, low-fixed-rate instruments. Adjustable-rate mortgage loans generally present different credit risks than fixed-rate mortgage loans primarily because the underlying debt service payments of the borrowers increase as interest rates increase, thereby increasing the potential for default.  Interest-only loans present different credit risks than fully amortizing loans, as the principal balance of the loan does not decrease during the interest-only period.  As a result, the Bank’s exposure to loss of principal in the event of default does not decrease during this period.

The Company offers home equity lines of credit, which are primarily secured by a second mortgage on one-to-four-family residences. At December 31, 201, home equity lines of credit totaled $9.4 million, or 7.4%, of total loans receivable compared to $8.9 million, or 7.8%, of total loans receivable at December 31, 2010.

The underwriting standards for home equity lines of credit include a determination of the applicant’s credit history, an assessment of the applicant’s ability to meet existing obligations and payments on the proposed loan and the value of the collateral securing the loan.  The combined loan-to-value ratio (first and second mortgage liens) for home equity lines of credit is generally limited to 90%.  The Company originates home equity lines of credit without application fees or borrower-paid closing costs. Home equity lines of credit are offered with adjustable-rates of interest indexed to the prime rate, as reported in The Wall Street Journal.

Multi-family residential loans generally are secured by rental properties.  Multi-family real estate loans are offered with fixed and adjustable interest rates.  Loans secured by multi-family real estate totaled $1.3 million or 1.1%, of the total loan portfolio at December 31, 2011 compared to $1.2 million or 1.0%, of the total loan portfolio at December 31, 2010.  Multi-family real estate loans are originated for terms of up to 20 years.  Adjustable-rate multi-family real estate loans are tied to the average yield on U.S. Treasury securities, subject to periodic and lifetime limitations on interest rate changes.

Loans secured by multi-family real estate generally involve a greater degree of credit risk than one-to four-family residential mortgage loans and carry larger loan balances.  This increased credit risk is a result of several factors, including the concentration of principal in a limited number of loans and borrowers, the effects of general economic conditions on income producing properties, and the increased difficulty of evaluating and monitoring these types of loans.  Furthermore, the repayment of loans secured by multi-family real estate typically depends upon the successful operation of the real estate property securing the loans.  If the cash flow from the project is reduced, the borrower’s ability to repay the loan may be impaired.

The Company originates construction loans for the purchase of developed lots and for the construction of single-family residences.  At December 31, 2011, construction loans totaled $938,000, or 0.7%, of total loans receivable compared to $652,000, or 0.6%, at December 31, 2010.  At December 31, 2011 the additional unadvanced portion of these construction loans totaled $350,000 compared to $357,000 at December 31, 2010. Construction loans are offered to individuals for the construction of their personal residences by a qualified builder (construction/permanent loans).

Before making a commitment to fund a construction loan, we require an appraisal of the property by an independent licensed appraiser.  We generally also review and inspect each property before disbursement of funds during the term of the construction loan.

Construction financing generally involves greater credit risk than long-term financing on improved, owner-occupied real estate.  Risk of loss on a construction loan depends largely upon the accuracy of the initial estimate of the value of the property at completion of construction compared to the estimated cost (including interest) of construction and other assumptions.  If the estimate of construction cost proves to be inaccurate, we may be required to advance additional funds beyond the amount originally committed in order to protect the value of the property.  Moreover, if the estimated value of the completed project proves to be inaccurate, the borrower may hold a property with a value that is insufficient to assure full repayment of the loan.

Commercial real estate loans are secured by office buildings, mixed use properties, places of worship and other commercial properties.  Loans  secured by commercial real estate totaled $1.5 million, or 1.2%, of our total loan portfolio at December 31, 2011 compared to $1.4 million, or 1.2%, of our total loan portfolio at December 31, 2010.

The Company generally originates adjustable-rate commercial real estate loans with maximum terms of up to 15 years.  The maximum loan-to-value ratio of commercial real estate loans is 70%.

Loans secured by commercial real estate generally are larger than one-to-four-family residential loans and involve greater credit risk.  Commercial real estate loans often involve large loan balances to single borrowers or groups of related borrowers.  Repayment of these loans depends to a large degree on the results of operations and management of the properties securing the loans or the businesses conducted on such property, and may be affected to a greater extent by adverse conditions in the real estate market or the economy in general.  Accordingly, the nature of these loans makes them more difficult for management to monitor and evaluate.

The Company offers a variety of other loans secured by property other than real estate.  At December 31, 2011 these other loans totaled $64,000, or 0.1%, of the total loan portfolio compared to other loans totaling $73,000, or 0.1%, of the total loan portfolio at December 31, 2010. These loans include automobile, passbook, overdraft protection and unsecured loans. Due to the relative immateriality of other loans, the Company’s risk associated with these loans is not considered significant.

The following table sets forth the allowance for loan losses allocated by loan class and the activity in the allowance for loan losses for the years ending December 31, 2011 and 2010. The allowance for loan losses allocated to each class is not necessarily indicative of future losses in any particular class and does not restrict the use of the allowance to absorb losses in other classes.

	Secured	Secured by
	by 1-4	more than
	family	4 family			Home	Other/
	residential	residential	Construction	Commercial	Equity	Unallocated	Total
	(In Thousands)
At December 31, 2011
Beginning Balance	$242	$9	$3	$14	$55	$61	$384
Charge Offs	(3)	-	-	-	-	-	(3)
Recoveries	-	-	-	-	-	-	-
Provisions	50	1	2	1	(8)	(16)	30
Ending Balance (1)	$289	$10	$5	$15	$47	$45	$411

At December 31, 2010
Beginning Balance	$210	$6	$1	$16	$64	$71	$368
Charge Offs	(5)	-	-	-	-	-	(5)
Recoveries	-	-	-	-	-	-	-
Provisions	37	3	2	(2)	(9)	(10)	21
Ending Balance (1)	$242	$9	$3	$14	$55	$61	$384

(1)All Loans are collectively evaluated for impairment.

The Company’s policies, consistent with regulatory guidelines, provide for the classification of loans that are considered to be of lesser quality as substandard, doubtful, or loss assets. An asset is considered substandard if it is inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any.  Substandard assets include those assets characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.  Assets classified as doubtful have all of the weaknesses inherent in those classified as substandard with the added characteristic that the weaknesses present make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable.  Assets (or portions of assets) classified as loss are those considered uncollectible and of such little value that their continuance as assets is not warranted.  Assets that do not expose the Company to risk sufficient to warrant classification in one of the aforementioned categories, but which possess potential weaknesses that deserve close attention, are required to be designated as special mention.

When the Company classifies assets as pass a portion of the related general loss allowances is allocated to such assets as deemed prudent.  The allowance for loan losses is the amount estimated by management as necessary to absorb credit losses incurred in the loan portfolio that are both probable and reasonably estimable at the balance sheet date.  The Company’s determination as to the classification of its assets and the amount of its loss allowances are subject to review by its principal federal regulator, the Office of the Comptroller of the Currency (“OCC”), which can require that the Company establish additional loss allowances.  The Company regularly reviews its asset portfolio to determine whether any assets require classification in accordance with applicable regulations.

At December 31, 2011 and 2010, there were no loans considered to be impaired and no troubled debt restructurings.

The following table presents the risk category of loans by class at December 31, 2011 and December 31, 2010:

	Pass	Special Mention	Substandard	Doubtful	Total
2011	(In Thousands)
One-to-four-family residential	$113,213	-	$325	-	$113,538
Home equity lines of credit	9,425	-	-	-	9,425
Multi-family residential	1,333	-	-	-	1,333
Construction	938	-	-	-	938
Commercial	1,489	-	-	-	1,489
Other loans	64	-	-	-	64
Total	$126,462	-	$325	-	$126,787

2010
One-to-four-family residential	$102,238	-	$57	-	$102,295
Home equity lines of credit	8,784	-	116	-	8,900
Multi-family residential	1,165	-	-	-	1,165
Construction	652	-	-	-	652
Commercial	1,395	-	-	-	1,395
Other loans	73	-	-	-	73
Total	$114,307	-	$173	-	$114,480

At December 31, 2011 the Company had one nonaccrual loan for $325,000 and at December 31, 2010 had no nonaccrual loans.  There were no loans that were past due 90 days or more and still accruing interest at December 31, 2011 and 2010.  Interest on non-accrual loans that would have been earned if loans were accruing interest was immaterial for both 2011 and 2010.

Delinquent Loans. The following table sets forth the Company’s analysis of the age of the loan delinquencies by type and by amount past due as of December 31, 2011 and 2010.

	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days	Total Past Due	Current	Total Loans Receivable
	(In thousands)
2011
Real estate loans:
One-to-four-family residential	$-	$-	$325	$325	$113,213	$113,538
Home equity lines of credit	-	-	-	-	9,425	9,425
Multi-family residential	-	-	-	-	1,333	1,333
Construction	-	-	-	-	938	938
Commercial	-	-	-	-	1,489	1,489
Other loans	-	-	-	-	64	64
Total	$-	$-	$325	$325	$126,462	$126,787

2010
Real estate loans:
One-to-four-family residential	$57	$-	$-	$57	$102,238	$102,295
Home equity lines of credit	116	-	-	116	8,784	8,900
Multi-family residential	-	-	-	-	1,165	1,165
Construction	-	-	-	-	652	652
Commercial	-	-	-	-	1,395	1,395
Other loans	-	-	-	-	73	73
Total	$173	$-	$-	$173	$114,307	$114,480